UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 29, 2026

Date of Report (Date of earliest event reported)

Newbridge Acquisition Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-42968	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit B 17/F, Success Commercial Building 245-25, Hennessy Road, Wanchai, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 186-0217-2929

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, no par value, and one Right entitling the holder to receive one-eighth of one Class A Ordinary Share	NBRGU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	NBRG	The Nasdaq Stock Market LLC
Rights	NBRGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2025, the Registration Statement (File No. 333-289966) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Newbridge Acquisition Limited (the “Company”) was declared effective by the Securities and Exchange Commission (the “SEC”). On December 18, 2025, the post-effective amendment No. 2 to the Registration Statement was declared effective by the SEC. In connection therewith, on January 29, 2026, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated January 29, 2026, by and between the Company and Kingswood Capital Partners, LLC, as representative of the underwriters;

●	A Rights Agreement, dated January 29, 2026, by and between the Company and VStock Transfer LLC;

●	Letter Agreements, dated January 29, 2026, by and between the Company and each of Wealth Path Holdings Limited (the “Sponsor”), the officers and directors of the Company;

●	An Investment Management Trust Agreement, dated January 29, 2026, by and between the Company and Equiniti Trust Company, LLC;

●	A Registration Rights Agreement, dated January 29, 2026, by and among the Company, Kingswood Capital Partners, LLC and the initial shareholders of the Company;

●	A Unit Subscription Agreement, dated January 29, 2026, by and between the Company and the Sponsor; and

●	Indemnification Agreements, dated January 29, 2026, by and between the Company and each of the officers and directors of the Company.

The underwriters were granted a 45-day option to purchase up to an additional 750,000 Units (as defined below) to cover over-allotments, if any. On January 30, 2026, the underwriters fully exercised the over-allotment option. On February 2, 2026, the Company consummated the IPO of 5,750,000 units (the “Units”). Each Unit consists of one Class A ordinary share, no par value (“Class A Ordinary Share”) and one right to receive one-eighth (1/8) of one Class A Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $57,500,000.

As of February 2, 2026, a total of $57,500,000 of the net proceeds from the IPO (including the over-allotment Units) and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of February 2, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of 186,250 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $1,862,500.

The Private Units are identical to the Units (as defined above) sold in the IPO except with respect to certain registration rights and transfer restrictions. Additionally, the holders of the Private Units have agreed to certain restrictions on the Private Units, as described in the Registration Statement. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2025, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On January 29, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 2, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 29, 2026, by and between the Company and Kingswood Capital Partners, LLC

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Rights Agreement, dated January 29, 2026, by and between the Company and VStock Transfer LLC

10.1	Letter Agreements, dated January 29, 2026, among the Company, the Sponsor and the Company’s Officers and Directors

10.2	Investment Management Trust Agreement, dated January 29, 2026, by and between Equiniti Trust Company, LLC and the Company

10.3	Registration Rights Agreement, dated January 29, 2026, by and among the Company, Kingswood Capital Partners, LLC and the Initial Shareholders

10.4	Unit Subscription Agreement, dated January 29, 2026, by and between the Company and the Sponsor

10.5	Indemnification Agreements, dated January 29, 2026, by and among the Company and each of the Company’s officers and directors

99.1	Press Release Dated January 29, 2026

99.2	Press Release Dated February 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2026

NEWBRIDGE ACQUISITION LIMITED

By:	/s/ Yongsheng Liu
Name:	Yongsheng Liu
Title:	Chief Executive Officer

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